SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

      Filed by the Registrant |X|
      Filed by a Party other than the Registrant |_|

      Check the appropriate box:
      |_| Preliminary Proxy Statement           |_|Confidential, for Use of the,
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
      |X|  Definitive Proxy Statement
      |_| Definitive Additional Materials
      |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Target Logistics, Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                                      N/A
     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): |X| No fee required.
      |_|Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11. (1) Title of each class of securities to which transaction applies:

         (2)    Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)    Proposed maximum aggregate value of transaction:

         (5)    Total fee paid:

         |_| Fee paid previously with preliminary materials.

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)    Amount Previously Paid:

         (2)    Form, Schedule or Registration Statement No.:

         (3)    Filing Party:

         (4)    Date Filed:

                             TARGET LOGISTICS, INC.
                              112 EAST 25TH STREET
                            BALTIMORE, MARYLAND 21218



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   TO BE HELD
                                DECEMBER 1, 2000


To the Shareholders of Target Logistics, Inc.:

The Annual Meeting of Shareholders of Target Logistics, Inc. (the "Company") will be held at the offices of Neuberger, Quinn, Gielen, Rubin & Gibber, P.A., One South Street, 27th Floor, Baltimore, Maryland, on Friday, December 1, 2000 at 11:00 a.m., local time, for the following purposes:

     1. To elect five directors to serve for the ensuing year and until the election of their successors;

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed October 20, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.


                                         By Order of the Board of Directors

                                         Philip J. Dubato
                                         Secretary

Baltimore, Maryland
November 1, 2000



                       IMPORTANT - YOUR PROXY IS ENCLOSED

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND MAIL THE ACCOMPANYING FORM OF PROXY TO THE COMPANY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

                             TARGET LOGISTICS, INC.
                              112 EAST 25TH STREET
                           BALTIMORE, MARYLAND 21218
                                 (410) 338-0127


                                PROXY STATEMENT


         The accompanying proxy is solicited by the Board of Directors of Target Logistics, Inc. (the "Company") in connection with the Annual Meeting of Shareholders to be held on Friday, December 1, 2000, or at any adjournments thereof, for the purposes set forth in the accompanying notice of the meeting. The Board of Directors has fixed the close of business on October 20, 2000 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the meeting. On that date, there were outstanding 11,879,002 shares of the Company's Common Stock par value $.01 per share (the "Shares"), exclusive of Shares held in the Company's treasury.

         Each record holder of Shares on the Record Date is entitled to one vote for each Share held on all matters to come before the meeting, including the election of directors. Shares may be voted in person or by proxy. The accompanying proxy may be revoked by the person giving it at any time prior to its being voted by filing a written notice of such revocation with the Secretary of the Company or by attending the meeting and voting in person.

                              BENEFICIAL OWNERSHIP

         The following table reflects the names and addresses of the only persons known to the Company to be the beneficial owners of 5% or more of the Shares outstanding as of the Record Date. For purposes of calculating beneficial ownership, Rule 13d-3 of the Securities Exchange Act of 1934 requires inclusion of Shares that may be acquired within sixty days of the Record Date. Unless otherwise indicated in the footnotes to this table, beneficial ownership of shares represents sole voting and investment power with respect to those Shares.

        Name and Address                             Shares Beneficially                Percent
      of Beneficial Owner                                   Owned                       of Class
      -------------------                            -------------------                --------
Wrexham Aviation Corp.(1)(2)                              9,349,385                       61.7%
112 East 25th Street
Baltimore, Maryland 21218

TIA, Inc.(1)(2)                                           9,349,385                       61.7%
112 East 25th Street
Baltimore, Maryland 21218

Richard A. Swirnow(1)(2)                                  9,349,385                       61.7%
112 East 25th Street
Baltimore, Maryland 21218

Christopher A. Coppersmith                                1,770,130                       14.9%
201 West Carob Street
Compton, California 90220

Peter E. Salas(3)                                           800,000                        6.7%
c/o Dolphin Offshore Partners, L.P.
129 East 17th Street
New York, New York 10003

(1) Represents all of the Shares owned or controlled by TIA, Inc. ("TIA") and includes (i) 420,000 Shares owned by Caribbean Freight System, Inc. ("CFS"), (ii) 200,000 Shares issuable upon exercise of Common Stock Purchase Warrants owned by TIA, and (iii) 3,073,650 Shares issuable upon conversion by TIA of outstanding shares of Class A Preferred Stock (based on the average of the closing bid and asked price per Share on June 30,
     2000). 51% of the issued and outstanding stock of CFS, and voting control of all of the issued and outstanding shares of CFS, is held by TIA. Ninety percent of the issued and outstanding stock of TIA is owned and controlled by Wrexham. Swirnow Airways Corp. ("Swirnow Airways") owns the majority interest in Wrexham Aviation Corp. ("Wrexham"). Richard A. Swirnow is, indirectly, the controlling stockholder of Swirnow Airways.

(2) Stuart Hettleman, a Director and President of the Company, is an executive officer and non-controlling stockholder of Swirnow Airways and an executive officer of Wrexham, TIA and CFS. While Mr. Hettleman disclaims beneficial ownership of all Shares owned by TIA and CFS and does not share voting and/or investment power over the Shares owned by TIA and CFS, Mr. Hettleman has an indirect interest in 984,269 of the Shares owned by TIA and CFS and 530,331 of the Shares issuable upon conversion by TIA of outstanding shares of Class A Preferred Stock (based on the average of the closing bid and asked price per Share on June 30, 2000) and upon exercise by TIA of the 200,000 Common Stock Purchase Warrants owned by TIA. See footnote (1) above.

(3) Includes 225,000 Common Stock Purchase Warrants, and 400,000 Shares issuable upon conversion of outstanding shares of Class C Preferred Stock.

                              ELECTION OF DIRECTORS

         At the 2000 Annual Meeting, five directors will be elected to hold office for the ensuing year and until their successors are elected and qualify. Under Delaware law and the Company's By-laws, (i) a quorum for the Annual Meeting consists of a majority of the issued and outstanding Shares present in person or by proxy and entitled to vote, and (ii) directors are elected by a plurality of the votes of the Shares present in person or by proxy and entitled to vote. Consequently, withholding of votes, abstentions and broker non-votes with respect to Shares otherwise present at the Annual Meeting in person or by proxy will have no effect on the outcome of this vote.

         Unless otherwise specified in the proxy, it is the present intention of the persons named in the accompanying form of proxy to vote such proxy for the election as directors of the five nominees listed below. Pursuant to the Company's By-laws, the five nominees were nominated by the Board of Directors. If, due to unforeseen contingencies, any of the nominees designated below shall not be available for election, the persons named in the accompanying form of proxy reserve the right to vote such proxy for such other person or persons as may be nominated for director by the management of the Company so as to provide a full Board. Management has no reason to believe that any nominee will be unable to serve if elected.

                                                   Principal Occupation                                 Director
Name                       Age                   During the Last Five Years                               Since
----                       ---              ------------------------------------                        --------

Michael Barsa              55               Vice President and Chief Financial Officer of Steriltx        1996
                                            (USA), Inc. (a privately-held medical supply company)
                                            since January 1997; Chairman of Opt Soft, Inc. (a
                                            software development company) since January 1997;
                                            Vice President and Secretary of the Company,
                                            February 1996 through December 1996; Executive Vice
                                            President and Chief Financial Officer of Amertranz
                                            Worldwide, Inc., September 1994 through February
                                            1996

Christopher Coppersmith    50               President of Target Logistic Services, Inc. since             1997
                                            November 1996; Executive Vice President and Chief
                                            Operating Officer of Target Airfreight, Inc. prior thereto

Brian K. Coventry          35               Vice President, Corporate Finance, Commonwealth               1996
                                            Associates since April 1999; Vice President (January
                                            1996 through April 1999) and Assistant Vice President
                                            (December 1993 through December 1995), Corporate
                                            Finance, GKN Securities Corp.; Associate, Private
                                            Placements, Kemper Securities, Inc., January 1993
                                            through November 1993

Philip J. Dubato           44               Vice President and Chief Financial Officer, Secretary         1998
                                            and Treasurer of the Company since February 1997;
                                            Vice President and Chief Financial Officer of LEP Profit
                                            International, Inc. (a domestic and international freight
                                            forwarder) from 1987 through 1996

Stuart Hettleman           50               President and Chief Executive Officer of the Company          1996
                                            since February 1996;  Vice President
                                            of TIA since  1990;  Executive  Vice
                                            President of CFS since 1991


         During the fiscal year ended June 30, 2000, the Board of Directors held two regular and special meetings, and each incumbent director attended all of such meetings.

Committees of the Board of Directors

         In the fiscal year ended June 30, 2000, the Company had an Audit Committee of the Board of Directors, but did not have any standing nominating or compensation committees of the Board of Directors, or committees performing similar functions.

         The Audit Committee consists of Messrs. Barsa, Coventry and Hettleman, and recommends to the Board the selection of the independent public accountants, reviews with such accountants and management financial statements, other results of the audit, and internal accounting procedures and controls. The Audit Committee also reviews and considers proposed related party transactions, if any. The Audit Committee held one meeting during the fiscal year ended June 30, 2000.

Compliance With Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers and each person who owns more than 10% of the Company's Shares, file with the Securities and Exchange Commission an initial report of beneficial ownership and subsequent reports of changes in beneficial ownership of the Shares. To the Company's knowledge, all reports required to be so filed by such persons have been filed on a timely basis. The Company believes that all of its directors and executive officers, and all person owning beneficially more than 10% of the Shares, complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended June 30, 2000.

Director Compensation

         During the Company's fiscal year ended June 30, 2000, those directors who were employed by the Company received no additional compensation for serving as a director. Directors are eligible to participate in the Company's 1996 Stock Option Plan. During the Company's fiscal year ended June 30, 2000, there were no options granted to each of Messrs. Barsa and Coventry, the Company's non-employee directors, and each of Messrs. Barsa and Coventry was paid an outside director's fee of $10,000.

Compensation Committee Interlocks and Insider Participation

         During the fiscal year ended June 30, 2000, the Company did not have a compensation committee, and all deliberations concerning executive officer compensation and all determinations with respect thereto were made by the Company's Board of Directors.

              INFORMATION REGARDING SHARE OWNERSHIP OF MANAGEMENT

         The following table sets forth information with respect to the beneficial ownership of the Shares as of the Record Date by (i) each executive officer of the Company named in the Summary Compensation Table included elsewhere in this Proxy Statement, (iii) each current director and each nominee for election as a director and (iv) all directors and executive officers of the Company as a group. For purposes of calculating beneficial ownership, Rule 13d-3 of the Securities Exchange Act of 1934 requires inclusion of Shares that may be acquired within sixty days of the Record Date. Unless otherwise indicated in the footnotes to this table, beneficial ownership of shares represents sole voting and investment power with respect to those Shares.

Name of Beneficial Owner                     Shares Beneficially Owned        Percent of  Class
----------------------------------           -------------------------        -----------------
Michael Barsa(1)                                       381,010                       3.2%
Christopher A. Coppersmith                           1,770,130                      14.9%
Brian K. Coventry(2)                                    55,000                       0.4%
Philip J. Dubato                                             0                         0%
Stuart Hettleman(3)                                    112,500                       0.9%
All directors and executive officers
as a group (5 persons)(1)(2)(3)(3)                   2,318,640                      19.2%


(1) Includes options to purchase 20,000 Shares and 80,000 Shares issuable upon exercise of Common Stock Purchase Warrants.

(2) Includes options to purchase 37,500 Shares and options to purchase Common Stock Purchase Warrants exercisable for 17,500 Shares.

(3) Includes options to purchase 75,000 Shares, 25,000 Shares issuable upon conversion of outstanding shares of the Company's Class C Preferred Stock, and 12,500 Shares issuable upon exercise of Common Stock Purchase Warrants. Does not include Shares owned by TIA and CFS. See "Beneficial Ownership" and footnotes (1) and (2) thereunder.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table reflects, with respect to the Chief Executive Officer and each executive officer of the Company whose annual compensation exceeded $100,000 in the fiscal year ended June 30, 1999, the aggregate amounts paid to or accrued for such officers as compensation for their services in all capacities during the fiscal years ended June 30, 2000, 1999, and 1998:

                                                     Annual Compensation
                                      -------------------------------------------------
    Name and                                                              Other Annual
Principal Position           Year       Salary            Bonus          Compensation(1)       Options
                             ----       ------            -----          ---------------       -------
Stuart Hettleman             2000     $ 166,833        $  86,395              ---                ---
 President and Chief         1999     $ 146,795        $ 130,000              ---                ---
 Executive Officer           1998     $ 130,000        $  33,591              ---                ---

Philip J. Dubato             2000     $ 153,999              ---              ---                ---
 Vice President, Chief       1999     $ 135,503        $ 194,316              ---                ---
 Financial Officer           1998     $ 120,000        $  31,007              ---                ---

Christopher A. Coppersmith   2000     $ 175,000              ---           $18,000(3)            ---
 President of Target         1999     $ 140,000              ---           $18,000(3)            ---
 Logistic Services, Inc.     1998     $ 130,000              ---           $18,000(3)            ---
 subsidiary
-------------------

(1) While the named executive officers enjoyed certain perquisites for fiscal year ended June 30, 2000, these did not exceed the lesser of $50,000 or 10% of each officers' salary and bonus, except as indicated.
(2)      All of such options are currently exercisable.
(3)      Represents annual automobile allowance.

Aggregated  Option  Exercises  in Last  Fiscal  Year and Fiscal  Year End Option
Values

         The following table sets forth, for each of the executive officers named in the Summary Compensation Table, information with respect to the exercise of stock options during the Company's fiscal year ended June 30, 2000 and holdings of unexercised options at the end of the fiscal year:

                                                   Number of Unexercised               Value of Unexercised
                                                        Options/SARs                 in-the-Money Options/SARs
                    Name                             at Fiscal Year End               at Fiscal Year End($)(1)
                    ----                           ---------------------             -------------------------
                                                Exercisable     Unexercisable      Exercisable       Unexercisable
                                                -----------     -------------      -----------       -------------

Stuart Hettleman..........................         75,000              0                 0                  0
Philip J. Dubato..........................              0              0                 0                  0
Christopher A. Coppersmith................              0              0                 0                  0
----------------------------------

(1) Based on the excess of (i) the aggregate market value (closing price on the over-the-counter market) of the underlying shares on June 30, 2000 over
     (ii) the aggregate exercise price of the options.

Executive Employment Agreements

         Stuart Hettleman entered into an employment agreement with the Company effective July 3, 1996, as amended effective June 24, 1999. The employment agreement provides that Mr. Hettleman is employed for a term ending June 30, 2002 at a base annual salary of $166,833 through June 30, 2000. The annual base salary increased to $210,031 on July 1, 2000, and, on July 1, 2001, will increase by an amount equal to .5% of such base salary for each $100,000 of the Company's earnings (excluding extraordinary or one-time income or loss, but increased by the earnings of the Company's Caribbean Air Services ("CAS") subsidiary for the last fiscal year prior to the sale of the CAS subsidiary) before interest, taxes, depreciation and amortization ("EBITDA") for the fiscal year ended June 30, 2001. Additionally, Mr. Hettleman is entitled to incentive compensation for each fiscal year of the Company in an amount equal to 1% of the base salary in effect at the end of such fiscal year for each $100,000 of the Company's EBITDA for such fiscal year. Mr. Hettleman has also been granted an option to purchase 75,000 shares of Common stock pursuant to the Company's 1996 Stock Option Plan. If the employment agreement is terminated by the Company other than for cause or if Mr. Hettleman elects to terminate employment following either (i) a material breach of the agreement by the Company, or (ii) an event generally constituting a change in control of the Company, Mr. Hettleman will be entitled to receive one of the following, (at his election):
(a) all compensation and benefits under the agreement for the balance of the term, (b) 299% of the sum of the base salary and incentive compensation paid to him in respect of the fiscal year ended prior to termination, or (c) the present value of his base salary and incentive compensation payable for the balance of the term of the agreement (assuming certain increases in base salary and levels of incentive compensation over the balance of the term of the agreement). In addition, all unexercisable stock options will thereupon become immediately exercisable. The employment agreement generally prohibits Mr. Hettleman from soliciting directly or indirectly, any existing customer or employee of the Company for a period of two years following termination of employment.

         Christopher Coppersmith entered into an employment agreement with the Company effective May 8, 1997 and amended April 27, 1999. The employment agreement provides that Mr. Coppersmith is employed for an initial period ending June 30, 2001 (subject to renewal for successive one-year periods) at annual base salary of $140,000 for the fiscal year ended June 30, 1999, and for an annual base salary of $175,000 for the fiscal year ending June 30, 2000. Thereafter, the base salary increases on July 1 of each year by an amount equal to 1% of the then current base salary for each $100,000 of the Company's earnings or losses (excluding extraordinary or one-time income or loss) before interest, taxes, depreciation and amortization for the fiscal year ended prior to such anniversary date. The employment agreement generally prohibits Mr. Coppersmith from soliciting directly or indirectly, any existing customer or employee of the Company for a period of two years following termination of employment.

                 REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

         For the fiscal year ended June 30, 2000, the compensation of the Company's chief executive officer was determined by the Board of Directors.

         Compensation Philosophy. The philosophy of the Board with respect to executive compensation is to ensure that the interests of management and employees are identical to the interests of the Company's owners - the shareholders. To that end, the Board has implemented and will continue to implement a compensation strategy that includes base salary and cash bonus, as well as incentive stock options which will reward management for adding shareholder value. Base salary has been established at levels which are necessary to attract and retain a high caliber of management, and cash bonuses are designed to provide short-term rewards for current accomplishments. Incentive stock options provide management with a long-term investment in the Company, the value of which is dependent upon their success in maximizing shareholder values.

         This approach to employee remuneration carries through to salary and incentive compensation for the Company's non-management personnel, as well. The Company's 1996 Stock Option Plan is designed to reward the Company's valuable employees for their individual contributions to the profitability of the Company and provide them with a long-term interest in the Company's success.

         The compensation of Mr. Hettleman, as the President of the Company, Mr. Coppersmith, as the President of the Company's operating subsidiary, and Mr. Dubato, as the Chief Financial Officer of the Company, during the fiscal year ended June 30, 2000, was based upon the overall performance of the Company and its management (adjusted, in the case of Mr. Hettleman, for the ongoing benefits realized by the Company from Mr. Hettleman's successful management of its CAS subsidiary, sold by the Company in July 1998). As the senior management, these individuals were responsible for the overall condition of the Company, and their performance has been measured on objective criteria based on reaching certain financial benchmarks.

         It is the intention of the Board to review the Company's executive compensation structure to insure that the Company has the continued ability to attract and retain the high caliber executive talent. To that end, the Board will take into account salaries of senior management of companies of similar size within the freight forwarding industry.

         Base Salary. Base salary for senior management for fiscal year 2000 was based upon salaries paid to such personnel in the preceding year.

         Salary Increases and Incentive Bonuses. Salary increases and incentive bonuses for senior management during the terms of their respective employment agreements were dependent on the Company's financial performance.

         Stock Option Plan. To promote the best long-term benefits to the Company and its shareholders, the Company has a 1996 Stock Option Plan ("Plan") under which directors, officers and employees may be granted awards of stock options. The purpose of the Plan is to provide equity-based incentive compensation  based on the  long-term  appreciation  in  value of the  Company's
Shares and to promote the interests of the Company and its shareholders by encouraging greater management ownership of the Company's Shares. Most of the options granted or to be granted under the Plan vest over a period of several years, thereby providing a long-term incentive and encouraging a long-term relationship between the employee and the Company. Awards under the Plan have been and will be made to employees who have demonstrated significant management potential or who have the capacity for contributing in a substantial measure to the successful performance of the Company. Currently, a maximum of 1,000,000 Shares may be issued under the Plan, and options to purchase 450,000 Shares are outstanding.

                                                 BOARD OF DIRECTORS
                                                 Michael Barsa
                                                 Christopher A. Coppersmith
                                                 Brian K. Coventry
                                                 Philip J. Dubato
                                                 Stuart Hettleman

                               PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return on the Company's Shares for the period June 28 1996 through June 30, 2000 with the cumulative total return for the same period for the NASDAQ Composite (U.S.) Index and a peer group index comprised of: EGL, Inc., Fritz Companies, Inc., Air Express International Corporation (through February 14, 2000), and Pittston BAX Group, Inc. (through January 13, 2000). Dividend reinvestment has been assumed and, with respect to the companies in the peer group, the returns of each company have been weighted to reflect its stock market capitalization relative to that of the other companies in the group. The Company's Shares commenced trading on June 28, 1996, and, consequently, the Shares traded for only one day during the Company's fiscal year ended June 30, 1996. Other than the following graph, all information in this Proxy Statement, including executive compensation, is with respect to the Company's fiscal year ended June 30, 2000. Accordingly, the information presented in the following graph does not relate to the other information presented in this Proxy Statement.

[GRAPHIC OMITTED]

 --------------------------------------------------------------------------------------------
 Total Return Analysis
                               6/28/96     6/30/97      6/30/98      6/30/99      6/30/00
 --------------------------------------------------------------------------------------------
 Target Logistics, Inc.       $ 100.00   $  29.17     $  22.40     $  11.32      $   6.19

 --------------------------------------------------------------------------------------------
 Peer Group                   $ 100.00   $  99.34     $ 109.81     $ 151.07      $ 175.27

 --------------------------------------------------------------------------------------------
 Nasdaq Composite             $ 100.00   $ 122.08     $ 161.86     $ 229.15      $ 339.05

 --------------------------------------------------------------------------------------------
 Source:  Carl Thompson Associates www.ctaonline.com (800) 959-9677.  Data from Bloomberg
          Financial Markets.


                                 OTHER MATTERS

         The Board of Directors is not aware of any other matter which may be presented for action at the 2000 Annual Meeting of Shareholders, but should any other matter requiring a vote of the shareholders arise at the 2000 Annual Meeting, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies, discretionary authority to do so being included in the proxy.

         The  cost  of  soliciting   proxies  will  be  borne  by  the  Company.
Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Shares held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses. Officers and directors may also solicit proxies.

         The Board of Directors has selected the firm of Arthur Andersen LLP as the Company's independent public accountants for the current fiscal year. Arthur Andersen LLP has served as the Company's independent public accountants since inception. Representatives of Arthur Andersen LLP are expected to be present at the meeting, and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

         The five nominees for election as directors who receive a plurality of the votes cast at the Annual Meeting for the election of directors will be elected. In respect of any other matter, the affirmative vote of the holders of a majority of the shares present at the meeting, in person or by proxy, and entitled to vote in respect of that matter is necessary to approve the matter.

         As a matter of policy, the Company will accord confidentiality to the votes of individual shareholders, whether submitted by proxy or ballot, except in limited circumstances, including any contested election, or as may be necessary to meet legal requirements. The Company will retain an independent tabulator to receive and tabulate the proxies and ballots and independent inspectors of election to certify the results. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

         Any shareholder desiring to present a proposal at the 2001 Annual Meeting of Shareholders and wishing to have that proposal included in the proxy statement for that meeting must submit the same in writing to the Secretary of the Company at 112 East 25th Street, Baltimore, Maryland 21218, in time to be received by July 3, 2001. The persons designated by the Company to vote proxies given by shareholders in connection with the Company's 2001 Annual Meeting of Shareholders will not exercise any discretionary voting authority granted in such proxies on any matter not disclosed in the Company's 2001 proxy statement with respect to which the Company has received written notice no later than September 16, 2001 that a shareholder (i) intends to present such matter at the 2000 Annual Meeting, and (ii) intends to and does distribute a proxy statement and proxy card to holders of such percentage of the Shares required to approve the matter. If a shareholder fails to provide evidence that the necessary steps have been taken to complete a proxy solicitation on such matter, the Company may exercise its discretionary voting authority if it discloses in its 2001 proxy statement the nature of the proposal and how it intends to exercise its discretionary voting authority.

         Shareholders who do not plan to attend the Annual Meeting are urged to complete, date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. Prompt response is helpful and your cooperation will be appreciated.

                                        By Order of the Board of Directors,

                                        PHILIP J. DUBATO
                                        Secretary

Baltimore, Maryland
November 1, 2000



         THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2000, TO EACH SHAREHOLDER WHO FORWARDS A WRITTEN REQUEST TO THE SECRETARY, TARGET LOGISTICS, INC., 112 EAST 25TH STREET, BALTIMORE, MARYLAND 21218.

                                     PROXY

                             TARGET LOGISTICS, INC.
                              112 East 25th Street
                           Baltimore, Maryland 21218

         This Proxy is Solicited on Behalf of the Board of Directors of Target Logistics, Inc. The undersigned hereby appoints Stuart Hettleman and Philip J. Dubato, and each of them, as proxies, each with the power of substitution, to vote as designated below all of the shares the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the offices of Neuberger, Quinn, Gielen, Rubin & Gibber, P.A., One South Street, 27th Floor, Baltimore, Maryland, on December 1, 2000 at 11:00 a.m., prevailing local time, and any adjournments thereof.

1.   ELECTION OF  DIRECTORS:  FOR all  nominees  listed  below       []
     (except as set forth to the contrary below)

     WITHHOLD AUTHORITY to vote for all nominees listed below        []

     Michael Barsa, Christopher A. Coppersmith, Brian K. Coventry, Philip J. Dubato, Stuart Hettleman

The terms of all Directors expire at the next annual meeting at which their successors are elected and qualify.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

-------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon any other business which properly comes before the meeting and any adjournments thereof.

                          [REVERSE SIDE OF PROXY CARD]

This proxy, when properly executed, will be voted in the manner directed hereby by the undersigned shareholders. If no direction is made, this proxy will be voted in favor of all nominees.

Please sign exactly as your name appears on your proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                        PLEASE  MARK,  SIGN,  DATE AND  MAIL THE
                                        CARD IN THE ENCLOSED ENVELOPE.



DATED: __________________________, 2000
Signature______________________________________



DATED: __________________________, 2000
Signature______________________________________